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[Logo of Ernst & Young LLP]    Ernst & Young LLP          Phone: (614) 224-5678
                               1100 Huntington Center     Fax:   (614) 222-3939
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                               Columbus, OH 43215




April 24, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 5 of Form 8-K dated April 24, 2003 of the Worthington Industries, Inc. Deferred Profit Sharing Plan and are in agreement with the statements contained in the first and third paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                             /s/ Ernst & Young LLP